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                                                                   Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated August 21, 1997 included in Rural/Metro Corporation's Form 10-K for the year ended June 30, 1997 and to all references to our firm included in this registration statement.


                                                ARTHUR ANDERSEN LLP


Phoenix, Arizona,
October 6, 1997.